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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13G (including amendments thereto) with regard to the common stock of McKesson HBOC, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of March 20, 2001.


                                   ESL PARTNERS, L.P.

                                   By:   RBS Partners, L.P., its general
`                                        partner
                                   By:   ESL Investments, Inc., its general
                                         partner


                                         By: /s/ EDWARD S. LAMPERT
                                            ----------------------------------
                                              Edward S. Lampert
                                              Chief Executive Officer

                                   ESL LIMITED

                                   By:   ESL Investment Management, LLC,
                                         its investment manager


                                         By: /s/ EDWARD S. LAMPERT
                                            ----------------------------------
                                              Edward S. Lampert
                                              Managing Member

                                   ESL INSTITUTIONAL PARTNERS, L.P.

                                   By:   RBS Investment Management, LLC, its
                                         general partner


                                         By: /s/ EDWARD S. LAMPERT
                                            ----------------------------------
                                              Edward S. Lampert
                                              Managing Member

                                   ESL INVESTORS, L.L.C.

                                   By:   RBS Partners, L.P., its manager
                                   By:   ESL Investments, Inc., its general
                                         partner


                                         By: /s/ EDWARD S. LAMPERT
                                            ----------------------------------
                                              Edward S. Lampert
                                              Chairman


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                                   CBL PARTNERS, L.P.

                                   By:   ESL Investments, Inc., its general
                                         partner

                                         By: /s/ EDWARD S. LAMPERT
                                            ----------------------------------
                                              Edward S. Lampert
                                              Chief Executive Officer

                                   ZIFF ASSET MANAGEMENT, L.P.

                                   By:   PBK HOLDINGS, INC., its general
                                         partner

                                         By: /s/ TIMOTHY J. MITCHELL
                                            ----------------------------------
                                              Timothy J. Mitchell
                                              Vice President